Exhibit 10.2

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

AMENDMENT NO. 11

to the
A320 Family Aircraft Purchase Agreement made July 20, 2011
between AIRBUS S.A.S.
and
AMERICAN AIRLINES, INC.

This Amendment No. 11 to the A320 Family Aircraft Purchase Agreement dated July 20, 2011 (the “Amendment”), dated as of June 19, 2019, is entered into by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, United States of America (the “Buyer”);

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, dated as of July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, is hereinafter called the “Agreement”; and

WHEREAS, the Buyer and the Seller have agreed to amend certain terms of the Agreement as set forth herein, notably to include the addition of certain aircraft type to the Agreement;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

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1.	DEFINITIONS

1.1	Clause 0 of the Agreement is amended to modify or add, as applicable, the following defined terms quoted in alphabetical order:

QUOTE

[****] – as defined in Clause 2.1.2.3 (i).

A319 NEO Aircraft – any or all of the A319-100N model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A319 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A319 NEO Propulsion System installed thereon upon Delivery.

A319 Standard Specification – [****].

A320 NEO Aircraft – any or all of the A320-200N model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 NEO Propulsion System installed thereon upon Delivery.

A320 Standard Specification – [****].

A321 NEO Aircraft – any or all of the A321-200NX model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion System installed thereon upon Delivery.

A321 Standard Specification – [****].

A321 XLR [****] – as defined in Clause 2.1.2.3 (ii).
A321 XLR [****] SCN – as defined in Clause 2.1.2.3 (iii).

A321 XLR [****] SCN – as defined in Clause 2.1.2.3 (ii).

A321 XLR Aircraft – any or all of the A321-200NX XLR model aircraft sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the A321 XLR Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 XLR Propulsion System installed thereon upon Delivery.

A321 XLR Airframe – any A321 XLR Aircraft, excluding the A321 XLR Propulsion System therefor.

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A321 XLR Group 1 Aircraft – any or all of the A321 XLR Aircraft for which the Buyer has selected a Propulsion System manufactured by CFM pursuant to Clause 2.4.9.

A321 XLR Group 1 Airframe – any A321 XLR Group 1 Aircraft, excluding the A321 XLR Propulsion System therefor.

A321 XLR Group 2 Aircraft – any or all of the A321 XLR Aircraft other than the A321 XLR Group 1 Aircraft.

A321 XLR Group 2 Airframe – any A321 XLR Group 2 Aircraft, excluding the A321 XLR Propulsion System therefor.

A321 XLR Package – as defined in Clause 2.1.2.1.

A321 XLR Propulsion System – as defined in Clause 2.4.8.

A321 XLR Specification – either (a) the A321 XLR Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued or deemed issued, the A321 XLR Standard Specification as amended by all applicable SCNs and MSCNs.

A321 XLR Specification Freeze – as defined in Clause 2.1.2.1.

A321 XLR Standard Specification – with respect to any A321 XLR Aircraft, as defined in Clause 2.1.2.1.

Aircraft – any or all of the one hundred thirty (130) firm A320 Family Aircraft, the seventy (70) firm A320 Family NEO Aircraft and the fifty (50) firm A321 XLR Aircraft, for which the delivery schedule is set forth in Schedule I as of June 19, 2019 and any other A320 Family Aircraft, A320 Family NEO Aircraft and A321 XLR Aircraft to be sold by the Seller and purchased by the Buyer (or, in the case of the A320 Family Aircraft, leased by the Buyer from the Lessor) pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion System installed thereon upon Delivery. Upon Buyer’s exercise of its option(s) to purchase [****] Option Aircraft and [****] Option Aircraft, as applicable, from the Seller subject to the terms and conditions of this Agreement, such [****] Option Aircraft and [****] Option Aircraft purchased as a result of such option(s), shall be deemed to be included under this definition of Aircraft for purposes of this Agreement.

[****].

[****] – as defined in Clause 9.3.2.

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Base Price of the A321 XLR Group 1 Airframe – as defined in Clause 3.1.1.10.

Base Price of the A321 XLR Group 2 Airframe – as defined in Clause 3.1.1.11.

Base Price of the Airframe – the Base Price of the A319 Airframe, the Base Price of the A320 Airframe, the Base Price of the A321 Airframe, the Base Price of the A319 NEO Group 1 Airframe, the Base Price of the A319 NEO Group 2 Airframe, the Base Price of the A320 NEO Group 1 Airframe, the Base Price of the A320 NEO Group 2 Airframe, the Base Price of the A321 NEO Group 1 Airframe, the Base Price of the A321 NEO Group 2 Airframe, the Base Price of the A321 XLR Group 1 Airframe and the Base Price of the A321 XLR Group 2 Airframe, as applicable.

Base Price of the Propulsion System – the Engine A Base Price, the Engine B Base Price, the Engine C Base Price, the Engine D Base Price, the Engine E Base Price, the Engine F Base Price, the Engine G Base Price, the Engine H Base Price, the Engine I Base Price, the Engine J Base Price, the Engine K Base Price, the Engine L Base Price, the Engine M Base Price, the Engine N Base Price or the Engine O Base Price, as applicable.
Confidential Information – as defined in Clause 22.11.

Fly-wire – as defined in Clause 9.3.2.
Master Charge Engine – the [****], whose pricing conditions are set forth in the following Clauses of the Agreement: in respect of the A319 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.4(iii); in respect of the A320 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.6(iii); in respect of the A321 NEO Group 1 Aircraft, as set forth in Clause 3.1.1.8(iii); and in respect of the A321 XLR Group 1 Aircraft, as set forth in Clause 3.1.1.10(iv).

MWE – as defined in Clause 2.1.2.2.

[****] – as defined in Clause 9.3.2 (i).

Propulsion System – any A319 Propulsion System, A320 Propulsion System, A321 Propulsion System, A319 NEO Propulsion System, A320 NEO Propulsion System, A321 NEO Propulsion System or A321 XLR Propulsion System, as applicable.

Propulsion System Reference Price – the Engine A Reference Price, the Engine B Reference Price, the Engine C Reference Price, the Engine D Reference Price, the Engine E Reference Price, the Engine F Reference Price, the Engine G Reference Price, the Engine H Reference Price, the Engine I Reference Price, the Engine J Reference Price, the Engine K Reference Price, the Engine L Reference Price, the Engine M Reference Price, the Engine N Reference Price or the Engine O Reference Price, as applicable.

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Purchase Aircraft – any or all of the seventy (70) firm A320 Family NEO Aircraft and fifty (50) firm A321 XLR Aircraft for which the delivery schedule is set forth in Schedule I as of June 19, 2019 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Revision Service Period – as defined in Clause 14.6.

Specification – the A319 Specification, the A320 Specification, the A321 Specification or the A321 XLR Specification, as applicable.

Standard Specification – the A319 Standard Specification, the A320 Standard Specification, the A321 Standard Specification or the A321 XLR Standard Specification, as applicable.

UNQUOTE

1.2	Clause 0 of the Agreement is amended by deleting the definitions of Irrevocable SCNs, New Engine Option or NEO, Sharklets, Engine P Base Price and Engine P Reference Price in their entirety.

2.	SPECIFICATION

2.1	Clause 2.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.1    Aircraft Specification

Each Aircraft will be manufactured by the Seller and delivered to the Buyer in accordance with the Standard Specification applicable to such Aircraft, as modified or varied by the Specification Change Notices executed by the parties after the date of the Agreement in accordance with the terms of the Agreement).

UNQUOTE

2.2	The header of Clause 2.1.1 of the Agreement is amended to read “A320 Family NEO Aircraft”.

2.3	Clauses 2.1.1.1 and 2.1.1.2 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

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2.1.1.1    INTENTIONALLY LEFT BLANK

2.1.1.2    INTENTIONALLY LEFT BLANK UNQUOTE

2.4	The following Clause 2.1.2 is added to the Agreement: QUOTE
2.1.2    A321 XLR Aircraft

2.1.2.1 The Seller is currently developing the A321-200NX XLR model aircraft which will be an extra-long range variant of the A321-200NX aircraft. [****]. The implementation of the A321 XLR Package for the A321 XLR Aircraft shall [****].

2.1.2.2 [****].

2.1.2.3 In addition to the A321 XLR Standard Specification, [****]: (i)	[****];
(ii)    [****];

(iii)    [****];

(iv)    [****]; and

(v)    [****]; and

(vi)    [****].

UNQUOTE

2.5	Clause 2.4.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.4.4 Each A319 NEO Airframe will be equipped with a set of two CFM International LEAP-1A24 or LEAP-1A26 engines or Pratt & Whitney PW1124G-JM or, subject to certification, PW1127G1-JM engines (such set, upon selection, an “A319 NEO Propulsion System”).

CT1001520_AMD 11_AAL_A320 PA                                        Page 6
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UNQUOTE

2.6	Clause 2.4.6 of the Agreement is deleted in its entirety and replaced with the following quoted text:

2.4.6 Each A321 NEO Airframe will be equipped with a set of two CFM International LEAP-1A32, LEAP-1A33 or LEAP-1A33B2 engines or Pratt & Whitney PW1133G-JM engines (such set, upon selection, an “A321 NEO Propulsion System”).

2.7	The following Clauses 2.4.8 and 2.4.9 are added to the Agreement: QUOTE

2.4.8
Each A321 XLR Airframe will be equipped with a set of two CFM International LEAP-1A32, LEAP-1A33 or LEAP-1A33B2 engines or Pratt & Whitney PW1133G-JM engines (such set, upon selection, an “A321 XLR Propulsion System”).

2.4.9	The Buyer will notify the Seller of [****].

UNQUOTE

2.8	Clause 2.5.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.5.1    Customization Milestones Chart

The Seller has or will provide the Buyer with a customization milestone chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month or Scheduled Delivery Quarter, as applicable, of each Aircraft an SCN is required to be executed in order to integrate into the applicable Specification any items requested by the Buyer from the Seller’s catalogs of optional features or from sources other than the Seller’s catalogs of optional features [****].

UNQUOTE

2.9	Clause 2.5.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.5.2    Contractual Definition Freeze

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The Customization Milestone Chart will specify the date(s) by which the contractual definition of each Aircraft is required to be finalized and all SCNs are required to have been executed by the Buyer in order to enable the incorporation of such SCNs into the manufacturing of such Aircraft and Delivery of such Aircraft in the Scheduled Delivery Month or Scheduled Delivery Quarter, as applicable. [****]. [****] pursuant to the Customization Milestone Chart.

UNQUOTE

3.	PRICE

3.1	Clauses 3.1.1.4 through 3.1.1.9 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

3.1.1.4	Base Price of the A319 NEO Group 1 Airframe

The “Base Price of the A319 NEO Group 1 Airframe” is the sum of the following base prices:

(i)	the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-5, which is:

US$ [****]

(US dollars – [****] and

(iii)	the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]).

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The Base Price of the A319 NEO Group 1 Airframe has been established in accordance with the average economic conditions prevailing in [****] (the “A320 Family NEO Base Period”).

3.1.1.5	Base Price of the A319 NEO Group 2 Airframe

The “Base Price of the A319 NEO Group 2 Airframe” is the sum of the following base prices:

(i)	the base price of the A319 NEO Airframe as defined in the A319 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-5, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A319 NEO Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.6	Base Price of the A320 NEO Group 1 Airframe

The “Base Price of the A320 NEO Group 1 Airframe” is the sum of the following base prices:

(i)	the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

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(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-6, which is:

US$ [****]

(US dollars – [****]) and

(iii)	the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A320 NEO Group 1 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.7	Base Price of the A320 NEO Group 2 Airframe

The “Base Price of the A320 NEO Group 2 Airframe” is the sum of the following base prices:

(i)	the base price of the A320 NEO Airframe as defined in the A320 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-6, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A320 NEO Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

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3.1.1.8	Base Price of the A321 NEO Group 1 Airframe

The “Base Price of the A321 NEO Group 1 Airframe” is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-7, which is:

US$ [****]

(US dollars – [****]) and

(iii)	the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]) and

(iv)	in the event the Buyer selects the LEAP-1A33B2 as the A321 NEO Propulsion System pursuant to Clause 2.4 hereof, the base price of the airframe SCN related thereto, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A321 NEO Group 1 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.9	Base Price of the A321 NEO Group 2 Airframe

The “Base Price of the A321 NEO Group 2 Airframe” is the sum of the following base prices:

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(i)	the base price of the A321 NEO Airframe as defined in the A321 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [****]

(US dollars – [****]) and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-7, which is:

US$ [****]

(US dollars – [****])

The Base Price of the A321 NEO Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

UNQUOTE

3.2	The following Clauses 3.1.1.10 and 3.1.1.11 are added to the Agreement: QUOTE

3.1.1.10	Base Price of the A321 XLR Group 1 Airframe

The “Base Price of the A321 XLR Group 1 Airframe” is the sum of the following base prices:

(i)	the base price of the A321 XLR Airframe as defined in the A321- 200NX standard specification [****], which is:

US$ [****]

(US dollars – [****]) and

(ii)	the base price of the [****] SCN, if selected by the Buyer, which is:

US$ [****]

(US dollars – [****]) and

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(iii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-8, which is:

US$ [****]

(US dollars – [****]) and

(iv)	the base price of the Master Charge Engine, which is:

US$ [****]

(US dollars – [****]) and

(v)	in the event the Buyer selects the LEAP-1A33B2 as the A321 XLR Propulsion System pursuant to Clause 2.4 hereof, the base price of the airframe SCN related thereto, which is:

US$ [****]

(US dollars – [****]).

The Base Price of the A321 XLR Group 1 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

3.1.1.11	Base Price of the A321 XLR Group 2 Airframe

The “Base Price of the A321 XLR Group 2 Airframe” is the sum of the following base prices:

(i)	the base price of the A321 XLR Airframe as defined in the A321- 200NX standard specification [****], which is:

US$ [****]

(US dollars – [****]) and

(ii)	the base price of the [****] SCN, if selected by the Buyer, which is:

US$ [****]

(US dollars – [****]) and

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(iii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-8, which is:

US$ [****]

(US dollars – [****])

The Base Price of the A321 XLR Group 2 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family NEO Base Period.

UNQUOTE

3.3	Clause 3.1.2.16 of the Agreement is deleted in its entirety.

3.4	Clause 3.2 (ii) of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

(ii) the aggregate of all increases or decreases to the applicable Base Price of the Airframe as agreed by the parties through the selection, replacement or removal of any Specification Change Notice, Manufacturer Specification Change Notice, or part thereof applicable to such Airframe in accordance with the terms and conditions of the Agreement subsequent to the date of this Agreement as adjusted to the Delivery Date of such Aircraft in accordance with Clause 4.1;

UNQUOTE

4.	DELIVERY

4.1	The following thirty (30) firm A321 NEO Aircraft are each converted into a firm A321 XLR Aircraft, subject to the terms and conditions of the Agreement, as amended:

Original Aircraft Type	Revised Aircraft Type	[****]	Original Scheduled Delivery Quarter	Revised Scheduled Delivery Quarter
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]

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A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]
A321 NEO Aircraft	A321 XLR Aircraft	[****]	[****]	[****]

4.2
Notwithstanding anything to the contrary in the Agreement, the Buyer and the Seller hereby agree that the twenty (20) [****] Option Aircraft which, [****], are hereby converted into twenty (20) firm A321 XLR Aircraft for sale and delivery by the Seller and purchase by the Buyer under the Agreement:

Aircraft [****]	Aircraft Type	[****]	Scheduled Delivery Quarter
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]

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[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]
[****]	A321 XLR Aircraft	[****]	[****]

[****].

4.3	Schedule I to the Agreement is deleted in its entirety and replaced with the “Schedule I to the Agreement” attached as Exhibit 1 hereto.

4.4	The following Clause 9.1.3 is added to the Agreement: QUOTE
9.1.3    [****]. UNQUOTE

5.	INEXCUSABLE DELAY

5.1	Clause 11.1 of the Agreement is deleted in its entirety and replaced with the following text quoted:

QUOTE

11.1    [****]
Should an Aircraft not be Ready for Delivery within: (i)    [****]; or
(ii)    [****]; [****]:
(A)    [****],

(B)    [****],

CT1001520_AMD 11_AAL_A320 PA                                        Page 16
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(C)    [****],

(D)    [****],

(E)    [****],

(F)    [****], and

(G)    [****]:

(i)	If the Seller notifies the Buyer in writing pursuant to Clauses 11 and 22.2 of [****]; or

(ii)	If the Seller either [****].

(iii)	If the Seller provides the Buyer [****]: (a) [****];
(b)    for the first [****];

(c)    for any subsequent [****]; and (d)    [****].
[****].

If an Inexcusable Delay occurs with respect to any Aircraft:

(i)	the Seller will notify the Buyer in writing of such Inexcusable Delay as soon as practicable after becoming aware of the same; and

(ii)
the Seller will, as soon as is practicable after the removal of the cause of such delay, resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month or Scheduled Delivery Quarter, [****].

CT1001520_AMD 11_AAL_A320 PA                                        Page 17
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UNQUOTE

6.	TABLE OF CONTENTS

6.1	Clause 10.1 of Amendment No. 9 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE
10.1    INTENTIONALLY LEFT BLANK UNQUOTE

6.2	The portion of the Table of Contents of the Agreement listing the Exhibits to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

EXHIBITS    TITLES

Exhibit A-1    A319 STANDARD SPECIFICATION
A320 STANDARD SPECIFICATION A321 STANDARD SPECIFICATION A321 XLR STANDARD SPECIFICATION
Exhibit A-2    A319 AIRCRAFT SCN LISTING Exhibit A-3    A320 AIRCRAFT SCN LISTING Exhibit A-4    A321 AIRCRAFT SCN LISTING Exhibit A-5    A319 NEO AIRCRAFT SCN LISTING Exhibit A-6    A320 NEO AIRCRAFT SCN LISTING Exhibit A-7    A321 NEO AIRCRAFT SCN LISTING Exhibit A-8    A321 XLR AIRCRAFT SCN LISTING
Exhibit A-9    A321 XLR AIRCRAFT SCN SHOPPING LISTING
Exhibit B-1    FORM OF SPECIFICATION CHANGE NOTICE Exhibit B-2    FORM OF MANUFACTURER’S SPECIFICATION
CHANGE NOTICE

CT1001520_AMD 11_AAL_A320 PA                                        Page 18

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Exhibit C-1    SELLER PRICE REVISION FORMULA 2011 Exhibit C-2    SELLER PRICE REVISION FORMULA 2010

Exhibit C-3	CFM INTERNATIONAL PROPULSION SYSTEM PRICE REVISION FORMULA

Exhibit C-4	INTERNATIONAL AERO ENGINES PROPULSION SYSTEM PRICE REVISION FORMULA

Exhibit C-5	PRATT & WHITNEY PROPULSION SYSTEM PRICE REVISION FORMULA

Exhibit D-1	FORM OF CERTIFICATE OF ACCEPTANCE (MOBILE DELIVERIES)

Exhibit D-2	FORM OF CERTIFICATE OF ACCEPTANCE (BLAGNAC/HAMBURG DELIVERIES)
Exhibit E-1    FORM OF BILL OF SALE (MOBILE DELIVERIES) Exhibit E-2    FORM OF BILL OF SALE (BLAGNAC/HAMBURG
DELIVERIES)
Exhibit F    SERVICE LIFE POLICY – LIST OF ITEMS Exhibit G    TECHNICAL DATA INDEX
Exhibit H    MATERIAL SUPPLY AND SERVICES Exhibit I    INDEX OF LETTER AGREEMENTS

Exhibit J    FORM OF AIRBUS S.A.S.WARRANTY

Exhibit K    FORM OF [****]

UNQUOTE

7.	EXHIBITS

7.1	Exhibits A-1, A-5, A-6 and A-7 to the Agreement are deleted in their entirety and replaced with Exhibits A-1, A-5, A-6 and A-7 attached in Exhibit 2 hereto.

CT1001520_AMD 11_AAL_A320 PA                                        Page 19
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7.2	Exhibit A-8 and Exhibit A-9 are hereby added to the Agreement as “Exhibit A-8” and “Exhibit A-9”, the content of which is set out in Exhibit 2 hereto.

7.3	Clause 1.1 of Exhibit C-5 is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

1.1    Reference Price of the Propulsion System

The Engine J Reference Price for a set of two (2) Pratt and Whitney PW1124G-JM series Propulsion System is as quoted in Clause 3.1.2.10 of the Agreement.

The Engine O Reference Price for a set of two (2) Pratt and Whitney PW1127G1-JM series Propulsion System is as quoted in Clause 3.1.2.15 of the Agreement.

The Engine K Reference Price for a set of two (2) Pratt and Whitney PW1127G-JM series Propulsion System is as quoted in Clause 3.1.2.11 of the Agreement.

The Engine L Reference Price for a set of two (2) Pratt and Whitney PW1133G-JM series Propulsion System is as quoted in Clause 3.1.2.12 of the Agreement.

The Engine J Reference Price, Engine O Reference Price, Engine K Reference Price, and Engine L Reference Price are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

UNQUOTE

8.    [****]

8.1	Clause 1.6 of Amendment No. 10 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE
1.6    INTENTIONALLY LEFT BLANK UNQUOTE

CT1001520_AMD 11_AAL_A320 PA                                        Page 20
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8.2    [****]

8.2.1	Notwithstanding anything to the contrary in the Agreement, with respect [****]. The Seller [****].

9.	OPTION AIRCRAFT

9.1	Option aircraft

9.1.1	The definitions of “[****]” and “[****]” are deleted in their entirety and replaced with the following quoted text:

QUOTE

[****].

[****]. UNQUOTE

9.1.2	Schedule IIA and Schedule III to Letter Agreement No.4 are deleted in their entirety and replaced with Schedule IIA and Schedule III to Letter Agreement No.4 attached as Exhibit 3 hereto.

9.2    [****]

9.2.1	The following language in Clause 2.5.3 of Letter Agreement No. 4 is hereby numbered as Clause 2.5.3.1:

QUOTE

2.5.3.1 If the Buyer wishes to exercise any [****] Option, it will do so as follows: UNQUOTE

9.2.2	The following Clause 2.5.3.2 is added to Letter Agreement No.4: QUOTE

2.5.3.2 The Buyer may purchase [****]: (i)	[****];

CT1001520_AMD 11_AAL_A320 PA                                        Page 21
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(ii) [****], and;

(iii) [****].

UNQUOTE

9.2.3	Paragraph 2.5.4.2 of Letter Agreement No.4 is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.5.4.2 Predelivery Payments

Predelivery Payments for each [****] Option Aircraft will be paid according to the following schedule:

(i)	[****]: [****]

(ii)	[****]: [****]
Except as set forth herein, Clause 5.3 of the Agreement [****] will apply to [****]. UNQUOTE

10.	SUPPORT MATTERS

10.1	With respect to each A321 XLR Aircraft, [****].

10.2	Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

14.6	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data will be provided free of charge for the duration of the “Revision Service Period”, as follows:

(i)	With respect to each [****];

CT1001520_AMD 11_AAL_A320 PA                                        Page 22
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(ii)	With respect to each of the [****];

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

UNQUOTE

11.	PERFORMANCE GUARANTEES

11.1	Letter Agreement No. 11C-1 dated as of November 25, 2014 is deleted in its entirety.

11.2	Letter Agreement No. 11K-1 dated as of November 25, 2014 is deleted in its entirety.

11.3	Clause 2.9 of Amendment No. 7 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.9 Upon the [****],[****] Performance Guarantees for the following aircraft as soon as reasonably practicable (but in no event [****]): (i) A319 NEO Aircraft Performance Guarantees – [****]; (ii) A319 NEO Aircraft Performance Guarantees - [****]; (iii) A321 NEO Aircraft Performance Guarantees – [****]; (iv) A321 NEO Aircraft Performance Guarantees – [****]; (v) Intentionally Left Blank; (vi) A321 XLR Aircraft Performance Guarantees – [****]; (vii) A321 XLR Aircraft Performance Guarantees – [****]. [****] the Performance Guarantees at the [****] the Performance Guarantees [****]. Notwithstanding the foregoing, [****] any such Performance Guarantees [****].

UNQUOTE

12.	[****] SUPPORT

12.1	Clause 21.5 is hereby deleted in its entirety and replaced by the following quoted text:

QUOTE

21.5	Aircraft Financing [****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 23
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In connection with the [****] such Aircraft in the form attached in Exhibit K to the Agreement.

In addition to the foregoing, upon the request of the Buyer and [****]:

(i)	The Seller [****];

(ii)	The Seller [****]; and

(iii)	The Seller will [****].

However, no such action will require the Seller to divest itself of title to or possession of the Aircraft until Delivery of and payment for the Aircraft.

UNQUOTE

12.2	Exhibit K to the Agreement is hereby added to the Agreement as “Exhibit K”, the content of which is set out in Exhibit 4 hereto.

13.	FLYAWAY

13.1	Clause 9.3.2 of the Agreement is hereby deleted in its entirety and replaced with the following quoted text:

QUOTE

9.3.2 In the event that the Buyer is unable to export the Aircraft on the date Delivery occurs due to a delay in receiving a temporary certificate of registration from the FAA to allow the Aircraft to be operated internationally (the “Fly-wire”), the Seller will park and store such Aircraft [****].

[****].

[****], subject to the following conditions: (i)    [****];
(ii)    [****];

(iii)    [****];

(iv)    [****];

CT1001520_AMD 11_AAL_A320 PA                                        Page 24
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(v)    [****];

(vi)    [****].

For the avoidance of doubt, nothing in this provision shall limit [****].

UNQUOTE

14.	ADDITION TO TAXES PROVISION

14.1	The following Clause 5.5.6 is added to the Agreement: QUOTE
5.5.6    [****]

[****].

[****]:

(i)    [****], and
(ii)    [****].

The parties will in good faith undertake [****].

UNQUOTE

15.    [****]

15.1	The following Clause 20.5 is added to the Agreement: QUOTE
20.5    [****]

Capitalized terms used in this Clause and not otherwise defined in the Agreement shall have the meaning ascribed to them in in the [****].

[****].

[****].

UNQUOTE

CT1001520_AMD 11_AAL_A320 PA                                        Page 25
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16.	LETTER AGREEMENT No. 6 [****]

16.1	Letter Agreement No. 6 is hereby amended to add new Paragraphs 1.3 and 1.4 as follows:

QUOTE

1.3	Notwithstanding anything to the contrary in this Letter Agreement No. 6 to the Agreement, the parties agree that [****].

1.4    [****]. UNQUOTE

17.	AIRCRAFT-[****]

17.1	The following Clauses 14.19 and 14.20 are added to the Agreement: QUOTE

14.19	For the avoidance of doubt, Aircraft-[****] is designated as confidential under Clause 22.11, and [****].

14.20	Notwithstanding anything to the contrary in this Agreement, the Buyer shall [****].

UNQUOTE

17.2	Clause 22.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

22.1    INTENTIONALLY LEFT BLANK UNQUOTE

18.	AGREEMENT

CT1001520_AMD 11_AAL_A320 PA                                        Page 26
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Any reference to “Agreement” in the original Agreement dated as of July 20, 2011, shall mean a reference to such Agreement as amended, modified or supplemented from time to time.

Any reference in the Agreement to a Letter Agreement that was amended and restated as of the date hereof shall be deemed a reference to such Letter Agreement, as amended and restated.

19.	ASSIGNMENT

This Amendment and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

20.	CONFIDENTIALITY

The Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, the Seller and the Buyer agree that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

21.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by e-mail or facsimile) will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1001520_AMD 11_AAL_A320 PA                                        Page 27
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IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S.

By:         /s/Airbus S.A.S.

Title:    Senior Vice President, Contracts

AMERICAN AIRLINES, INC.

By:         /s/American Airlines, Inc.

Title:    Vice President and Treasurer

CT1001520_AMD 11_AAL_A320 PA                                        Page 28

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EXHIBIT 1 to AMENDMENT NO. 11

SCHEDULE I to the Agreement

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 29
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EXHIBIT 1 to AMENDMENT NO. 11

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 30
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EXHIBIT 1 to AMENDMENT NO. 11

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 31
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EXHIBIT 1 to AMENDMENT NO. 11

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 32
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EXHIBIT 1 to AMENDMENT NO. 11

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 33
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EXHIBIT 1 to AMENDMENT NO. 11

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 34
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EXHIBIT 1 to AMENDMENT NO. 11

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 35
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EXHIBIT 1 to AMENDMENT NO. 11

Aircraft Rank	Type	Scheduled Delivery Month/Year or Scheduled Delivery Quarter/Year	CAC ID No.
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]
[****]	[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 36
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EXHIBIT 2 to AMENDMENT NO. 11

EXHIBIT A-1 to the Agreement

STANDARD SPECIFICATIONS

A319 STANDARD SPECIFICATION

The A319 Standard Specification, as applicable to A319 Aircraft, is contained in a separate folder.

The A319 Standard Specification, as applicable to A319 NEO Aircraft, is contained in a separate folder.

A320 STANDARD SPECIFICATION

The A320 Standard Specification, as applicable to A320 Aircraft, is contained in a separate folder.

The A320 Standard Specification, as applicable to A320 NEO Aircraft, is contained in a separate folder.

A321 STANDARD SPECIFICATION

The A321 Standard Specification, as applicable to A321 Aircraft, is contained in a separate folder.

The A321 Standard Specification, as applicable to A321 NEO Aircraft, is contained in a separate folder.

A321 XLR STANDARD SPECIFICATION

The A321 XLR Standard Specification, upon issuance, will be contained in a separate folder.

CT1001520_AMD 11_AAL_A320 PA                                        Page 37
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EXHIBIT 2 to AMENDMENT NO. 11

EXHIBIT A-5 to the Agreement A319 NEO AIRCRAFT SCN LISTING

AMERICAN AIRLINES A319NEO [****]
[****]

[****]

[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 38
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EXHIBIT 2 to AMENDMENT NO. 11

EXHIBIT A-6 to the Agreement A320 NEO AIRCRAFT SCN LISTING

AMERICAN AIRLINES A320NEO [****]
[****]

[****]

[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 39
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EXHIBIT 2 to AMENDMENT NO. 11

EXHIBIT A-7 to the Agreement A321 NEO AIRCRAFT SCN LISTING

AMERICAN AIRLINES A321NEO [****]
[****]

[****]

[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 40
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EXHIBIT 2 to AMENDMENT NO. 11

EXHIBIT A-8 to the Agreement A321 XLR AIRCRAFT SCN LISTING

AMERICAN AIRLINES A321XLR [****]
[****]

[****]
© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS
S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.
AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

CT1001520_AMD 11_AAL_A320 PA                                        Page 41
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EXHIBIT 2 to AMENDMENT NO. 11

EXHIBIT A-9 to the Agreement

A321 XLR AIRCRAFT SCN SHOPPING LISTING

[****]
© AIRBUS S.A.S. All rights reserved. Confidential and proprietary document. This document and all information contained herein is the sole property of AIRBUS
S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied. They are based on the mentioned assumptions and are expressed in good faith. Where the supporting grounds for these statements are not shown, AIRBUS S.A.S. will be pleased to explain the basis thereof.
AIRBUS, its logo, A300, A310, A318, A319, A320, A321, A330, A340, A350, A380, A400M are registered trademarks.

CT1001520_AMD 11_AAL_A320 PA                                        Page 42
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EXHIBIT 3 to AMENDMENT NO. 11

SCHEDULE IIA to Letter Agreement No.4

For the avoidance of doubt, the below table reflects the list of [****].

[****] OPTION AIRCRAFT DELIVERY SCHEDULE

Batch consisting of [****] Option Aircraft bearing rank	Scheduled Delivery Quarter	[****] Option Exercise Notice Date
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

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EXHIBIT 3 to AMENDMENT NO. 11

SCHEDULE III to Letter Agreement No.4

[****] OPTION AIRCRAFT DELIVERY SCHEDULE

Batch consisting of [****]Option Aircraft bearing rank	Scheduled Delivery Quarter	[****] Option Exercise Notice Date
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

CT1001520_AMD 11_AAL_A320 PA                                        Page 44
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EXHIBIT K to the Agreement

DATED

AIRBUS S.A.S.

AS MANUFACTURER

[****]
IN RESPECT OF ONE AIRBUS [XXX] AIRCRAFT BEARING
MANUFACTURER'S SERIAL NUMBER [XXX]

Airbus [XXX] – MSN [XXX]    - 46 -
[****]
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THIS [****] (this "Agreement") is executed on    by Airbus S.A.S., a société par actions simplifiée duly created and existing under French law, having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, France and includes its successors and assigns (the "Manufacturer"), in favour of the Relevant Parties (as defined below) from time to time.

DEFINITIONS AND INTERPRETATION

1.1	Definitions

Capitalised words and expressions have the meanings set out in Schedule 1 (Definitions and Interpretation), except where the context otherwise requires.

1.2	Interpretation

Headings are to be ignored in construing this Agreement and, unless the contrary intention is stated, a reference in this Agreement or a Relevant Notice to:
"Manufacturer" or any other person includes, without prejudice to the provisions of this Agreement [****]; words importing the plural shall include the singular and vice versa;
any document shall include that document as amended, novated, assigned or supplemented; a Clause or a Schedule is a reference to a clause of, or a schedule to, this Agreement;
any law, or to any specified provision of any law, is a reference to such law or provision as amended, substituted or re-enacted;

a "person" includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust or partnership (whether or not having separate legal personality) of two or more of the foregoing; and

"including" and similar words and terms shall not be construed as limiting and shall mean "including without limitation".

The Schedules form part of this Agreement and shall have effect as if set out in full in the body of this Agreement. Any reference to this Agreement includes the Schedules.

For the purpose of Schedule 2 ([****]) only, the term "[****]" shall be construed as if it referred to the "[****]" and the term "[****]" shall be construed as if it referred to the "Manufacturer".

EFFECTIVENESS

Effective Date

This Agreement and each [****] (from time to time) constitute a binding agreement among the Manufacturer and the [****]. This Agreement takes effect from the date hereof.

Amendment

Save as expressly set out in this Agreement, the prior written consent of the Manufacturer and each [****] shall be required to terminate or vary this Agreement. Any such termination or variation shall then be binding on the Manufacturer and the [****].

Airbus [XXX] – MSN [XXX]            - 47 -
[****]
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[****]

General

Pursuant to the terms of this Agreement, the Manufacturer agrees to [****]. The [****] as specified in this Agreement or as otherwise agreed in accordance with Clause 3.2 ([****]), (and any agreement otherwise between any or all of the [****]).

The terms and conditions of the [****].

[****]

The [****].

The [****].

The [****] be the same person.

Record of [****]

The Manufacturer will, as soon as practicable following receipt by it of [****]. Each of the [****].
TERMINATION OF [****]

Termination of [****]

With immediate and automatic effect at the time of the [****]: the [****];
the [****]; and

save to the extent of any [****] in accordance with this Agreement: all rights of the [****]; and
the [****] in any respect under this Agreement. For the avoidance of doubt, the [****].
Without prejudice to Clause 4.1.1 ([****]), the [****] under this Agreement.

For the purposes of this Clause 4.1 ([****]), the "[****]" means the [****] and the "[****]" means the [****] Agreement.

Termination of [****]
With immediate and automatic effect upon the [****]: the [****];

Airbus [XXX] – MSN [XXX]            - 48 -
[****]
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the [****];

all rights of the [****]; and

the [****] in any respect under this Agreement.

Without prejudice to Clause 4.2.1 ([****]), the [****] under this Agreement.

For the purposes of this Clause 4.2 ([****]), the "[****]" means the [****] and the "[****]" means the person specified as such in the relevant [****] Agreement.

Other [****] Agreements

This Agreement shall not interfere with or limit the terms of any separate [****] may, from time to time, have made with any person, provided that nothing in such arrangements shall [****] unless and to the extent it has [****].

Lapse of [****]

The [****] on the date on which that [****] in accordance with the terms and conditions of Schedule 2 ([****]) to this Agreement.

Following the date on which all [****] in accordance with the terms and conditions of Schedule 2 ([****]) to this Agreement:

no change to the identity of the [****] may be made hereunder; and

the [****]to be under any obligation to maintain the [****] pursuant to Clause 3.3 ([****]).

MANUFACTURER [****]

By execution of any [****], each party thereto agrees that:

the [****], except to the extent such [****]is directly attributable to the [****]of the Manufacturer;

any performance by the Manufacturer that [****] in accordance with this Agreement will [****] from time to time in respect of such [****], and nothing in this Agreement shall give [****];

the Manufacturer shall (i) be [****], (ii) have [****] and (iii) [****];

in the event that a [****] or the Manufacturer otherwise believes in [****], the Manufacturer shall have the [****] in connection therewith. The [****];

without limiting the foregoing, the Manufacturer [****]; and

the Manufacturer shall [****] thereof in accordance with this Agreement.

PARTIAL INVALIDITY

To the extent permitted by applicable law, if, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

Airbus [XXX] – MSN [XXX]            - 49 -
[****]
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REMEDIES AND WAIVERS

To the extent permitted by applicable law, no failure by the Manufacturer or any [****] to exercise, nor any delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

NOTICES

Form of Communication

Any notice or other communication given or to be made under this Agreement shall be in writing in the English language and shall be addressed to the recipient as set out below. In the absence of evidence of earlier receipt, any notice or other communication shall be deemed to have been duly given:

if sent by mail, five (5) Business Days after mailing; and

if sent by fax, when confirmation of its clear transmission has been recorded on the sender's fax machine.

Any notice or other communication delivered to the Manufacturer outside 9am to 5pm (Toulouse time) on a Business Day shall only be deemed effective at 9am (Toulouse time) on the next Business Day.

Relevant Parties’ Addresses

The contact details for any Relevant Party shall be set out in a Relevant Notice or shall be such other address as such Relevant Party may notify to the Manufacturer and each other Relevant Party from time to time in writing.

Manufacturer's Address

The contact details for the Manufacturer are as set out below as at the date of this Agreement: Address:    Airbus S.A.S.
1, rond-point Maurice Bellonte 31707 Blagnac Cedex - France
Fax:    +33 (0)5 61 93 46 10

Attention: Head of Contracts - Customer Services

The Manufacturer may amend the contact details specified above by sending written notice to each [****].

Electronic Mail

Any notice or other communication given or to be made under this Agreement to the Manufacturer shall also be sent by electronic mail to the following address (provided that the receipt or non-receipt of such

Airbus [XXX] – MSN [XXX]            - 50 -
[****]
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electronic mail by the Manufacturer shall not affect the rights or obligations of any person under this Agreement): [****].

BENEFIT OF AGREEMENT

No Relevant Party may assign or otherwise transfer (in whole or in part) any rights that it may have under this Agreement or the [****] (including any rights to proceeds of any claim in respect of the [****]) other than pursuant to the delivery of a [****] to the Manufacturer in strict compliance with the express provisions of Clause 4.1 ([****]) or Clause 4.2 ([****]) of this Agreement, as the case may be, and any such transfer shall only be effective as to the Manufacturer upon its receipt of the applicable [****] as provided herein. To the extent permitted by applicable law, any purported assignment or other transfer by a [****]. No provision of this Agreement is intended to or shall confer upon any person other than the Manufacturer and the [****] from time to time any rights, remedies or other benefits hereunder.

LAW AND JURISDICTION

Governing Law

PURSUANT TO AND IN ACCORDANCE WITH SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (OR ANY SIMILAR SUCCESSOR PROVISION), EACH OF THE MANUFACTURER AND (BY THEIR SIGNATURE OF [****]) THE [****] AGREES THAT THIS AGREEMENT IN ALL RESPECTS AND ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS BEING ESTABLISHED HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF [****].

[****] Jurisdiction

Pursuant to and in accordance with [****].

Each of the Manufacturer and (by their signature of [****]) the [****]: waives, to the extent permitted by applicable law, [****]; waives, to the extent permitted by applicable law, [****]; and agrees, to the extent permitted by applicable law, [****].
Waiver of [****]

[****]

Service of Process

Each of the Manufacturer and (by their signature of [****]) the [****] agrees, to the extent permitted by applicable law, that any and all process and other documents commencing or relating to any suit, action, proceeding or other dispute may be served by prepaid mailing by air mail, certified or registered mail, or by personal delivery (including by Federal Express, DHL, UPS or other air courier service), at its address for notice provided for in Clause 8 (Notices) above. These documents may, however, also be served on it anywhere in the world and in any other manner, in each case to the extent permitted by applicable law.

Airbus [XXX] – MSN [XXX]            - 51 -
[****]
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SCHEDULE 1 DEFINITIONS AND INTERPRETATION

PART A - SPECIFIC DEFINITIONS

"Airframe" means the Airbus [XXX] with manufacturer’s serial number [XXX] (excluding the Propulsion Systems installed thereon) together with all parts incorporated in, installed on or attached to such airframe on the Delivery Date.

"Buyer" means American Airlines, Inc., being the person named as "Buyer" in the bill of sale in respect of the Aircraft issued by the Manufacturer on the Delivery Date.

"[****]" means [****].

"[****]" means American Airlines, Inc.

PART B - GENERAL DEFINITIONS

"Aircraft" means, collectively, the Airframe and the Propulsion Systems installed thereon.

"Aircraft Purchase Agreement" means the purchase agreement pursuant to which, inter alia, the Manufacturer has agreed to sell the Aircraft.

"Aviation Authorities" means when used in respect of any jurisdiction the government entity which, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for general business in Toulouse, France.

"Buyer Furnished Equipment" means the items described in the list attached to the BFE bill of sale (if any) delivered to the Manufacturer on the Delivery Date.

"[****]" means, at any time, the person who is the [****] in accordance with this Agreement. "Delivery" means the transfer of title to the Aircraft by the Manufacturer to the Buyer. "Delivery Date" means the date on which Delivery occurred.
"[****]" means:

(i)	in the case of the [****];

(ii)	in the case of the [****]; and

(iii)    in all cases, [****] (a) [****] nor (b) [****].

"[****]" means, at any time, the person who is [****] in accordance with this Agreement. "[****]" means the [****] in the form of Schedule 3 ([****]).
"[****]" means [****] and "[****]" means any such thing.

"[****]" has the meaning given to that term in Clause 4.2.3 ([****]).

Airbus [XXX] – MSN [XXX]            - 52 -
[****]
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"[****]" has the meaning given to that term in Clause 4.1.3 ([****]). "[****]" has the meaning given to that term in Clause 4.2.3 ([****]). "[****]" has the meaning given to that term in Clause 4.1.3 ([****]).
"Propulsion Systems" means the engines and, if provided by the engine manufacturer, the nacelles and thrust reversers installed on the Aircraft at Delivery.

"Propulsions Systems Manufacturer" means the manufacturer of the Propulsion Systems. "[****]" means the [****].
"[****]" means, at any time, each of the [****] at such time. "[****]" means a [****], in the form of Schedule 5 ([****]). "[****]" means a [****], in the form of Schedule 4 ([****]).
"Seller’s Representatives" means a customer support representative of the Manufacturer.

"Service Bulletin" means the document used to notify officially an airline of the technical data governing embodiment of modifications (or the accomplishment of inspections to be performed) on in-service aircraft.

"[****]" has the meaning set out in clause 12.2 of Schedule 2 ([****]).

"Specification" means the aircraft specification as further detailed in the Technical Data available to the Buyer at Delivery.

"Technical Data" means the technical data [****] in respect of the Aircraft at Delivery. "[****]" means all [****] of the Aircraft.
"[****]" means, insofar as they relate to the Airframe, such [****] as are set out in Schedule 2 ([****]).

Airbus [XXX] – MSN [XXX]            - 53 -
[****]
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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SCHEDULE 2
[****]

[****]

Airbus [XXX] – MSN [XXX]            - 54 -
[****]
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SCHEDULE 3
[****]

[****]
[****]

[****]

[****]

1.    [****].

2.    [****].

3.	[****]: [****]
4.    [****]:

[XXX]

5.    [****].

6.    [****].

7.    [****].

8.    [****].

9.    [****].

Airbus [XXX] – MSN [XXX]            - 1 -
[****]
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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[****]

[****]

[****]

Airbus [XXX] – MSN [XXX]            - 2 -
[****]
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SCHEDULE 4
[****]

[****]
[****]

[****]
[****]

[****]

[****]

1.    [****]

2.    [****]

3.	[****]: [•]
4.    [****].

5.    [****].

6.    [****].

7.    [****].

Airbus [XXX] – MSN [XXX]            - 3 -
[****]
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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[****]

[****]

[****]

Airbus [XXX] – MSN [XXX]            - 4 -
[****]
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SCHEDULE 5
[****]

[****]

[****]

[****]

[****]

1.    [****].

2.    [****].

3.	[****]:
[•]
4.    [****].
5.    [****].

6.    [****].

7.    [****].

Airbus [XXX] – MSN [XXX]            - 5 -
[****]
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
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[****]

[****]

[****]

Airbus [XXX] – MSN [XXX]            - 6 -
[****]
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EXHIBIT 4 to AMENDMENT NO. 11

[****]

[****]

[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]
DocID: 4816-2202-4347.5

AMENDED AND RESTATED LETTER AGREEMENT NO. 2
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Letter Agreement No. 2 dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_Amended & Restated LA2_AAL_A320Family                        LA2 - 1 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1	A319 AIRCRAFT

1.1	In respect of each A319 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [****]:

(i)    [****],

(ii)    [****],

(iii)	[****], and

(iv)    [****].

1.2    The A319 [****].

1.3    The A319 [****].

2	A320 AIRCRAFT

2.1	In respect of each A320 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [****]:

(i)    [****],

(ii)    [****],

(iii)    [****], and

(iv)    [****].

2.2    The A320 [****].

2.3    The A320 [****].

3	A321 AIRCRAFT

3.1	In respect of each A321 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller will provide to the Buyer the following [****]:

(i)    [****],

(ii)    [****],

(iii)    [****], and

(iv)    [****].

3.2    The A321 [****].

CT1001520_Amended & Restated LA2_AAL_A320Family                        LA2 - 2 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3    The A321 [****].

3.4    In respect of each A321 [****].

3.5    The A321 [****].

3.6    The A321 [****].

4	A319 NEO AIRCRAFT

4.1	In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following [****]: (i) [****],

(ii)    [****],

(iii)    [****],

(iv)    [****],

(v)    [****],

(vi)    [****],

(vii)    [****],
(viii)    [****], and (ix)    [****].

4.2    The A319 NEO [****].

4.3    The A319 NEO [****].

5	A320 NEO AIRCRAFT

5.1	In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following [****]: (i) [****],

(ii)    [****],

(iii)    [****],

(iv)    [****],

(v)    [****],

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(vi)    [****],

(vii)    [****],

(viii)    [****], and (ix)    [****].

5.2    The A320 NEO [****].

5.3    The A320 NEO [****].

6	A321 NEO AIRCRAFT

6.1	In respect of each A321 NEO Aircraft, the Seller will provide to the Buyer the following [****]: (i) [****],

(ii)    [****],

(iii)    [****],

(iv)    [****],

(v)    [****]

(vi)    [****],

(vii)    [****],
(viii)    [****], and (ix)    [****].

6.2    The A321 NEO [****].

6.3    The A321 NEO [****].

Notwithstanding the foregoing, upon entry into force and effect of Amendment No. 11, the Seller shall provide to the Buyer [****].

7    [****]

7.1    [****]

7.1.1    Paragraph 1.4 [****] to the Agreement is deleted and replaced with the following quoted text:

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QUOTE

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****] UNQUOTE

7.1.2    [****]
Paragraph 1.5.2 [****] to the Agreement is deleted and replaced with the following quoted text: [****]

[****]
[****] [****], or

[****], or

[****];

[****].

[****].

[****]

7.1.3	Paragraph 1.5.4 [****] to the Agreement is deleted and replaced with the following quoted text: [****]

[****]

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[****]

[****]

7.2    [****]

7.2.1	Paragraph 1.4 [****] to the Agreement is deleted and replaced with the following quoted text: [****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

[****]

7.2.2    [****]
Paragraph 1.5.2 [****] to the Agreement is deleted and replaced with the following quoted text: [****]

[****]
[****] [****], or

[****], or

[****];

[****].

[****].

CT1001520_Amended & Restated LA2_AAL_A320Family                        LA2 - 6 of 10
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[****]

7.2.3	Paragraph 1.5.4 [****] to the Agreement is deleted and replaced with the following quoted text: [****]

[****]

[****]

[****]

7.3    [****]

7.3.1	For each Aircraft that is sold by the Seller and delivered to the Buyer on or before [****]: (i) [****];

(ii)    [****];

(iii)    [****]; and

(iv)    [****].

7.3.2	Except for the fifty (50) A321 XLR Aircraft [****] (i) [****]:
(a)    [****];

(b)    [****];

(c)    [****]; and

(d)    [****].

(ii)    [****]:

(a)    [****];

(b)    [****]; and

(c)    [****].

7.3.3	For all purposes of [****].

7.3.4	For the avoidance of doubt, all references in the Agreement to [****].

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.3.5    [****]

7.3.5.1	Each reference to [****].

7.3.5.2	With respect to each A320 Family NEO Aircraft [****]: (a) [****]
(b)    [****]. [****].

8	A321 XLR AIRCRAFT

8.1	In respect of each A321 XLR [****]: (i) [****],

(ii)    [****],

(iii)    [****],

(iv)    [****],

(v)    [****],

(vi)    [****],

(vi)    [****],

(vii)    [****],
(viii)    [****], and (ix)    [****].

8.2	In addition to the A321 XLR [****]: (i) [****],

(ii)    [****],

(iii)    [****], and

(iv)    [****].

8.3	The A321 XLR Aircraft [****].

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8.4	The A321 XLR Aircraft [****].

9	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

10	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

11	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:     /s/ Airbus S.A.S.     Its:    Senior Vice President, Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.     Its:    Vice President and Treasurer

CT1001520_Amended & Restated LA2_AAL_A320Family                             LA2 - 10 of 10

AMENDED AND RESTATED LETTER AGREEMENT NO. 3
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Letter Agreement No. 3 dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_Amended & Restated LA3_AAL_A320Family                                LA3 - 1 of 5
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1	DEFINITIONS

Clause 0 of the Agreement is amended to delete in its entirety the defined term “[****].”

2	COMMITMENT FEE

Clause 5.2 of the Agreement is deleted in its entirety and replaced with the following quoted text: QUOTE
The Seller acknowledges receipt from the Buyer of payment in the amount of [****]. UNQUOTE

3	PREDELIVERY PAYMENTS

3.1	Clauses 5.3.1, 5.3.2, 5.3.3 and 5.3.4 of the Agreement are deleted in their entirety and replaced with the following quoted text:

QUOTE

5.3.1	Except as expressly set forth in the Agreement, Predelivery Payments are [****].

5.3.2	INTENTIONALLY LEFT BLANK

5.3.3	The Buyer has paid or will pay Predelivery Payments to the Seller [****] in accordance with the following schedule, as applicable (the “Predelivery Payments”):

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

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[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

[****].
5.3.4    [****]. UNQUOTE

3.2	Clause 5.3.5 is deleted in its entirety and replaced with the following quoted text: QUOTE

5.3.5	Leased Aircraft Matters The Buyer will pay [****]. [****].

UNQUOTE

3.3	The following Clause 5.3.6 is added to the Agreement: QUOTE

5.3.6    [****]
If the Buyer [****] UNQUOTE

4	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

6	COUNTERPARTS

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This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1001520_Amended & Restated LA3_AAL_A320Family                                LA3 - 4 of 5

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:     /s/ Airbus S.A.S.     Its:    Senior Vice President, Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.     Its:    Vice President and Treasurer

CT1001520_Amended & Restated LA3_AAL_A320Family                                LA3 - 5 of 5

AMENDED AND RESTATED LETTER AGREEMENT NO. 5
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: FLEXIBILITY

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 5 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Letter Agreement No. 5 dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_Amended & Restated LA5_AAL_A320Family                            LA5 - 1 of 6

1	DEFINITIONS

Clause 0 to the Agreement is amended to either modify or add the following defined terms between the words “QUOTE” and “UNQUOTE”:

QUOTE

Leased A319 Aircraft – any or all of the Leased Aircraft that are A319 Aircraft.

Purchase A319 NEO Aircraft – any or all of the Purchase Aircraft that are A319 NEO Aircraft.

UNQUOTE

2	TYPE FLEXIBILITY

2.1	Conversion Rights

2.1.1
The Seller grants the Buyer a one-time right to (A) convert A320 Family Aircraft to [****] type (with respect to each such Aircraft, a “Conversion Right”) and (B) convert A320 Family NEO Aircraft to [****] (with respect to each such Aircraft, a “NEO Conversion Right”), subject to the following limitations:

(i)    [****].

(ii)    [****].

(iii)    [****].

(iv)    [****].

(v)    [****].

(vi)	The NEO Conversion Right will not apply to [****].

(vii)	In connection with the Buyer’s exercise of the Conversion Right or the NEO Conversion Right with respect to any Aircraft, [****].

(viii)	The NEO Conversion Right will not apply to any [****].

(ix)	For the avoidance of doubt, the NEO Conversion Right does not [****].

2.1.2	Conversion Right Exercise

The Buyer will exercise its Conversion Right or NEO Conversion Right subject to the following terms and conditions:

(i)
The Buyer must give written notice to the Seller of its desire to exercise any Conversion Right or NEO Conversion Right no later than: [****]. Each such notice received from the Buyer will specify the type of Aircraft selected by the Buyer.

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

(ii)    [****].

(iii)    [****].

3	RESCHEDULING RIGHTS

3.1    [****]

3.1.1    [****]:

(i)    [****].

(ii)    [****].

(iii)    [****].

(iv)    [****].

(v)    [****].

(vi)    [****].

3.1.2    [****] Exercise
The [****] will exercise its [****] subject to the following terms and conditions: (i)    [****].
(ii)    [****].

(iii)    [****].

(iv)    [****].

(v)    [****].

3.1.3    [****].

3.2    [****]

[****]:

(i)    [****].

(ii)    [****].

(iii)    [****].

(iv)    [****].

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(v)    [****].

(vi)    [****].

3.3	INTENTIONALLY LEFT BLANK

3.4	INTENTIONALLY LEFT BLANK

3.4.1	INTENTIONALLY LEFT BLANK

3.4.2	INTENTIONALLY LEFT BLANK

3.4.3	INTENTIONALLY LEFT BLANK

3.4.3.1	INTENTIONALLY LEFT BLANK

3.4.3.2	INTENTIONALLY LEFT BLANK

3.4.3.3	INTENTIONALLY LEFT BLANK

3.5    [****]

3.5.1    [****]:

(i)    [****];

(ii)    [****];

(iii)    [****];

(iv)    [****];

(v)    Notwithstanding anything to the contrary in the Agreement, with respect to each [****].

For the purposes of this Paragraph 3.5.1 (v) and with respect to each [****].

4    [****] A320 NEO FAMILY AIRCRAFT

[****].

5    GENERAL PROVISIONS APPLICABLE TO THIS LETTER AGREEMENT

5.1	Nothing contained in this Letter Agreement will oblige the Seller to [****].

5.2	Notwithstanding any provision of the Agreement or this Letter Agreement, [****].

6    ASSIGNMENT

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This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

7	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

8	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1001520_Amended & Restated LA5_AAL_A320Family                            LA5 - 5 of 6

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:     /s/ Airbus S.A.S.

Its:    Senior Vice President, Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.

Its:    Vice President and Treasurer

CT1001520_Amended & Restated LA5_AAL_A320Family                            LA5 - 6 of 6

SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 11C
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: A319 NEO AIRCRAFT PERFORMANCE GUARANTEE – [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Second Amended and Restated Letter Agreement No. 11C (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Letter Agreement No. 11C dated as of July 20, 2011 to the Agreement, as already amended and restated by the Amended and Restated Letter Agreement No. 11C dated as of November 25, 2014, is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 1 of 10 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3, 4, and 5 below (the “Guarantees”) are applicable to the A319 NEO Aircraft as described in the A319-100N standard specification [****] for:

1.1	Basic Configuration (not applicable to Paragraph 3.2) i) [****]

ii)	the following design weights:

[****]
[****]
[****]

1.2	Optional Configuration i) [****]

ii)	the following design weights:

[****]
[****]
[****]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-Off

2.1.1	Take-Off Field Length

The FAR approved Take-Off Field Length at an A319 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] shall be not more than:

[****]

2.1.2	Take-Off Weight

When the A319 NEO Aircraft is operated in [****] as follows: [****]
the FAR approved Take-Off Weight of the A319 NEO Aircraft at the start of ground run shall be not less than:

[****]

2.2	Landing Field Length

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 2 of 10 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

The FAR approved dry Landing Field Length at an A319 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

[****]

3	MISSION GUARANTEES

3.1	Mission Payload [****]

The A319 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****].

3.1.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.1.2	An allowance of [****].

3.1.3	An allowance of [****].

3.1.4    [****].

3.1.5	An allowance of [****].

3.1.6	An allowance of [****].

3.1.7    [****].

3.1.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.2	Mission Payload [****]

The A319 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****].

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 3 of 10 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1	The departure airport conditions [****] are as follows: [****]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.2.2	An allowance of [****].

3.2.3	An allowance of [****].

3.2.4    [****].

3.2.5	An allowance of [****].

3.2.6	An allowance of [****].

3.2.7    [****].

3.2.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.3	Mission Block Fuel

In carrying a fixed payload of [****] of the A319 NEO Aircraft will be not more than [****]
when the A319 NEO Aircraft is operated as defined here below.

3.3.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.3.2	An allowance of [****].

3.3.3	An allowance of [****].

3.3.4    [****].

3.3.5	An allowance of [****].

3.3.6	An allowance of [****].

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 4 of 10 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [****].

3.3.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a) [****]
b) [****]
c) [****]
d) [****]
e) [****].

3.4    The Mission Payload and Block Fuel guarantees are based on [****] (see Appendix A).

4	MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer's Weight Empty of the A319 NEO Aircraft as defined in Paragraph 1 above of not more than

[****].

This is the Manufacturer's Weight Empty of the A319 NEO Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above [****] as defined in the Paragraph 8 below.

5	NOISE GUARANTEE

5.1    Noise Certification

The A319 NEO Aircraft [****]. [****].

5.2	[****] Noise [****].

5.3	Interior Noise in Flight

5.3.1	Cockpit

At a pressure altitude of [****] shall be as follows:

[****]

Noise levels shall be measured [****].

5.3.2	Cabin

At a pressure altitude [****] shall be as follows:

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 5 of 10 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[****]

Noise levels shall be measured [****].

5.4	Ramp Noise

The APU noise during ground operation of the A319 NEO Aircraft [****] [****].

6	GUARANTEE CONDITIONS

6.1	The certification requirements for the A319 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2	For the determination of FAR take-off and landing performance [****].

When establishing take-off performance [****].

6.3    [****].

6.4	Where applicable the Guarantees assume the use of an approved fuel having a density of [****].

6.5	Sound levels are to be specified in decibels (dB), at a reference pressure of [****].

The definition of dB(A) shall be [****].

The Speech Interference Level (SIL) is defined as [****].

7    GUARANTEE COMPLIANCE

7.1	Compliance with the Guarantees will be demonstrated [****].

7.2	Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****].

7.3	Compliance [****] will be demonstrated by [****].

7.4	Compliance with the Manufacturer's Weight Empty guarantee will be demonstrated [****].

7.5	The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.

The A319 NEO Aircraft will have a [****]. [****].
[****].

7.6	Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 6 of 10 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.7    [****].

7.8	The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****].

8	ADJUSTMENT OF GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2	The Guarantees apply to the A319 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of an SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the A319 NEO Aircraft.

9	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10	UNDERTAKING REMEDIES

Should the A319 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****].

10.1    [****]:

(i) [****].

(ii) [****].

(iii) [****].

(iv) [****].

10.2    [****].

10.3	The Seller's maximum liability in respect of deficiency in performance of any A319 NEO Aircraft will be [****].

11	DUPLICATE REMEDIES

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 7 of 10 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 8 of 10

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S. Name: /s/ Airbus S.A.S.
Title: Senior Vice President, Contracts

Accepted and Agreed: AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc. Name: American Airlines, Inc. Title: Vice President and Treasurer

CT1001520_Second Amended & Restated LA11C_AAL_A320Family                     LA11C - 9 of 10

APPENDIX A TO SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 11C

[****]

CT1001520_Second Amended & Restated LA11C_AAL_A320Family    LA11C - 10 of 10 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 11D
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: A319 NEO AIRCRAFT PERFORMANCE GUARANTEE – [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Second Amended and Restated Letter Agreement No. 11D (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Letter Agreement No. 11D dated as of July 20, 2011 to the Agreement, as already amended and restated by the Amended and Restated Letter Agreement No. 11D dated as of November 25, 2014, is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_Second Amended & Restated LA11D_AAL_A320Family                    LA11D - 1 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A319 NEO Aircraft as described in the A319-100N standard specification [****] for:

1.1	Basic Configuration (not applicable to Paragraph 3.2) i) [****]
ii)    the following design weights:

[****]
[****]
[****]

1.2	Optional Configuration i) [****]
ii)    the following design weights:

[****]
[****]
[****]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-Off

2.1.1	Take-Off Field Length

The FAR approved Take-Off Field Length at an A319 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] shall be not more than:

[****]

2.1.2	Take-Off Weight

When the A319 NEO Aircraft is operated in [****] as follows: [****]
the FAR approved Take-Off Weight of the A319 NEO Aircraft at the start of ground run shall be not less than:

[****]

2.2	Landing Field Length

CT1001520_Second Amended & Restated LA11D_AAL_A320Family                    LA11D - 2 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

The FAR approved dry Landing Field Length at an A319 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

[****]

3	MISSION GUARANTEES

3.1	Mission Payload [****]

The A319 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****].

3.1.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.1.2	An allowance of [****].

3.1.3	An allowance of [****].

3.1.4    [****].

3.1.5	An allowance of [****].

3.1.6	An allowance of [****].

3.1.7    [****].

3.1.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.2	Mission Payload [****]

The A319 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****].

CT1001520_Second Amended & Restated LA11D_AAL_A320Family                    LA11D - 3 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.1	The departure airport conditions [****] are as follows: [****]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.2.2	An allowance of [****].

3.2.3	An allowance of [****].

3.2.4    [****].

3.2.5	An allowance of [****].

3.2.6	An allowance of [****].

3.2.7    [****].

3.2.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.3	Mission Block Fuel

In carrying a fixed payload of [****] of the A319 NEO Aircraft will be not more than [****]
when the A319 NEO Aircraft is operated as defined here below.

3.3.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.3.2	An allowance of [****].

3.3.3	An allowance of [****].

3.3.4    [****].

3.3.5	An allowance of [****].

3.3.6	An allowance of [****].

CT1001520_Second Amended & Restated LA11D_AAL_A320Family                    LA11D - 4 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.3.7    [****].

3.3.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a) [****]
b) [****]
c) [****]
d) [****]
e) [****].

3.4    The Mission Payload and Block Fuel guarantees are based on [****] (see Appendix A).

4	MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer's Weight Empty of the A319 NEO Aircraft as defined in Paragraph 1 above of not more than

[****].

This is the Manufacturer's Weight Empty of the A319 NEO Aircraft as defined in Section 13-10 of the A319 Standard Specification as amended by the SCN’s defined in Paragraph 1 above [****] as defined in the Paragraph 8 below.

5	NOISE GUARANTEE

5.1    Noise Certification

The A319 NEO Aircraft [****]. [****].

5.2	[****] Noise [****].

5.3	Interior Noise in Flight

5.3.1	Cockpit

At a pressure altitude of [****] shall be as follows:

[****]

Noise levels shall be measured [****].

5.3.2	Cabin

At a pressure altitude of [****] shall be as follows:

CT1001520_Second Amended & Restated LA11D_AAL_A320Family                    LA11D - 5 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

[****]

Noise levels shall be measured at [****].

5.4	Ramp Noise

The APU noise during ground operation of the A319 NEO Aircraft [****]. [****].

6	GUARANTEE CONDITIONS

6.1	The certification requirements for the A319 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2	For the determination of FAR take-off and landing performance [****].

When establishing take-off performance [****].

6.3    [****].

6.4	Where applicable the Guarantees assume the use of an approved fuel having a density of [****].

6.5	Sound levels are to be specified in decibels (dB), at a reference pressure of [****].

The definition of dB(A) shall be [****].

The Speech Interference Level (SIL) is defined as [****].

7    GUARANTEE COMPLIANCE

7.1	Compliance with the Guarantees will be demonstrated [****].

7.2	Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****].

7.3	Compliance [****] will be demonstrated by [****].

7.4	Compliance with the Manufacturer's Weight Empty guarantee will be demonstrated [****].

7.5	The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.

The A319 NEO Aircraft will have a [****]. [****].
[****].

7.6	Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

CT1001520_Second Amended & Restated LA11D_AAL_A320Family                    LA11D - 6 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.7    [****]

7.8    The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****].

8	ADJUSTMENT OF GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A319 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2	The Guarantees apply to the A319 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of an SCN,

b)	Changes required to obtain certification which cause changes to the performance or weight of the A319 NEO Aircraft.

9	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

10	UNDERTAKING REMEDIES

Should the A319 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****].

10.1    [****]:

(i) [****].

(ii) [****].

(iii) [****].

(iv) [****].

10.2    [****].

10.3	The Seller's maximum liability in respect of deficiency in performance of any A319 NEO Aircraft will be [****].

11	DUPLICATE REMEDIES

Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are

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not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1001520_Second Amended & Restated LA11D_AAL_A320Family                    LA11D - 8 of 10

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S. Name: /s/ Airbus S.A.S.
Title: Senior Vice President, Contracts

Accepted and Agreed: AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.
Name: American Airlines, Inc. Title: Vice President and Treasurer

CT1001520_Second Amended & Restated LA11D_AAL_A320Family                    LA11D - 9 of 10

APPENDIX A TO SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 11D

[****]

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COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 11K
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Second Amended and Restated Letter Agreement No. 11K (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Letter Agreement No. 11K dated as of July 20, 2011 to the Agreement, as already amended and restated by the Amended and Restated Letter Agreement No. 11K dated as of November 25, 2014, is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_Second Amended & Restated LA11K_AAL_A320Family                    LA11K - 1 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the A321-200NX standard specification [****] for:

i)    [****]

ii)	the following design weights: [****]
[****]
[****]

iii)	[****]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-Off

2.1.1	Take-Off Field Length

The FAR approved Take-Off Field Length at an A321 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] shall be not more than:

[****]

2.1.2	Take-Off Weight

When the A321 NEO Aircraft is operated in [****] as follows: [****]
the FAR approved Take-Off Weight of the A321 NEO Aircraft at the start of ground run shall be not less than:

[****]

2.2	Landing Field Length

The FAR approved dry Landing Field Length at an A321 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

[****]

3	MISSION GUARANTEES

3.1	Mission Payload [****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

The A321 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****].

3.1.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.1.2	An allowance of [****].

3.1.3	An allowance of [****].

3.1.4    [****].

3.1.5	An allowance of [****].

3.1.6	An allowance of [****].

3.1.7    [****].

3.1.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.2	Mission Payload [****]

The A321 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****].

3.2.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.2.2	An allowance of [****].

3.2.3	An allowance of [****].

CT1001520_Second Amended & Restated LA11K_AAL_A320Family                    LA11K - 3 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.4    [****].

3.2.5	An allowance of [****].

3.2.6	An allowance of [****].

3.2.7    [****].

3.2.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.3	Mission Payload [****]

The A321 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****].

3.3.1	The departure airport conditions [****] are as follows: [****]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.3.2	An allowance of [****].

3.3.3	An allowance of [****].

3.3.4    [****].

3.3.5	An allowance of [****].

3.3.6	An allowance of [****].

3.3.7    [****].

3.3.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]

CT1001520_Second Amended & Restated LA11K_AAL_A320Family                    LA11K - 4 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

e) [****].

3.4	Mission Block Fuel

In carrying a fixed payload of [****] of the A321 NEO Aircraft will be not more than [****]
when the A321 NEO Aircraft is operated as defined here below.

3.4.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.4.2	An allowance of [****].

3.4.3	An allowance of [****].

3.4.4    [****].

3.4.5	An allowance of [****].

3.4.6	An allowance of [****].

3.4.7	Stage distance is defined as the distance [****]. Block fuel is defined as the fuel [****].

3.4.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a) [****]
b) [****]
c) [****]
d) [****]
e) [****].

3.5    The Mission Payload and Block Fuel guarantees are based on [****] (see Appendix A).

4    MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer's Weight Empty of the A321 NEO Aircraft as defined in Paragraph 1 above of not more than

[****].

This is the Manufacturer's Weight Empty of the A321 NEO Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCNs defined in Paragraph 1 above [****] as defined in the Paragraph 8 below.

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

5	NOISE GUARANTEE

5.1    Noise Certification

The A321 NEO Aircraft [****]. [****].
5.2    [****] Noise

[****].

5.3	Interior Noise in Flight

5.3.1	Cockpit

At a pressure altitude of [****] shall be as follows:

[****]

Noise levels shall be measured [****].

5.3.2	Cabin

At a pressure altitude [****] shall be as follows:

[****]

Noise levels shall be measured at [****].

5.4    Ramp Noise

The APU noise during ground operation of the A321 NEO Aircraft [****]. [****].

6    GUARANTEE CONDITIONS

6.1	The certification requirements for the A321 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2	For the determination of FAR take-off and landing performance [****].

When establishing take-off performance [****].

6.3    [****].

6.4	Where applicable the Guarantees assume the use of an approved fuel having a density of [****].

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

6.5	Sound levels are to be specified in decibels (dB), at a reference pressure of [****].

The definition of dB(A) shall be [****].

The Speech Interference Level (SIL) is defined as the [****].

7	GUARANTEE COMPLIANCE

7.1	Compliance with the Guarantees will be demonstrated [****].

7.2	Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****].

7.3	Compliance [****] will be demonstrated by [****].

7.4	Compliance with the Manufacturer's Weight Empty guarantee will be demonstrated [****].

7.5	The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.

The A321 NEO Aircraft will have a [****] [****]
[****] [****].

7.6	Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7	The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****].

8    ADJUSTMENT OF GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2	The Guarantees apply to the A321 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of an SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the A321 NEO Aircraft.

9    EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or

CT1001520_Second Amended & Restated LA11K_AAL_A320Family                    LA11K - 7 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

any other document with the exception of the A320 Family NEO Aircraft Performance Retention Guarantee.

10	UNDERTAKING REMEDIES

Should the A321 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****].

10.1 [****]:

(i) [****].

(ii) [****].

(iii) [****].

10.2 [****].

10.3 The Seller's maximum liability in respect of deficiency in performance of any A321 NEO Aircraft will be [****].

11	DUPLICATE REMEDIES

Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S. Name: /s/ Airbus S.A.S.
Title: Senior Vice President, Contracts

Accepted and Agreed: AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc. Name: American Airlines, Inc. Title: Vice President and Treasurer

CT1001520_Second Amended & Restated LA11K_AAL_A320Family                    LA11K - 9 of 10

APPENDIX A TO SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 11K

[****]

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SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 11L
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: A321 NEO AIRCRAFT PERFORMANCE GUARANTEE – [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Second Amended and Restated Letter Agreement No. 11L (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Letter Agreement No. 11L dated as of July 20, 2011 to the Agreement, as already amended and restated by the Amended and Restated Letter Agreement No. 11L dated as of November 25, 2014, is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_Second Amended & Restated LA11L_AAL_A320Family                    LA11L - 1 of 10
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2, 3, 4 and 5 below (the “Guarantees”) are applicable to the A321 NEO Aircraft as described in the A321-200NX standard specification [****] for:

i)    [****]

ii)	the following design weights: [****]
[****]
[****]

iii)	[****]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-Off

2.1.1	Take-Off Field Length

The FAR approved Take-Off Field Length at an A321 NEO Aircraft gross weight of [****] at the start of ground run at sea level pressure altitude in [****] shall be not more than:

[****]

2.1.2	Take-Off Weight

When the A321 NEO Aircraft is operated in [****] as follows: [****]
the FAR approved Take-Off Weight of the A321 NEO Aircraft at the start of ground run shall be not less than:

[****]

2.2	Landing Field Length

The FAR approved dry Landing Field Length at an A321 NEO Aircraft gross weight of [****] at sea level pressure altitude shall be not more than:

[****]

3	MISSION GUARANTEES

3.1	Mission Payload [****]

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The A321 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****]

3.1.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****]

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****]

3.1.2	An allowance of [****].

3.1.3	An allowance of [****].

3.1.4    [****].

3.1.5	An allowance of [****].

3.1.6	An allowance of [****].

3.1.7    [****].

3.1.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****]

3.2	Mission Payload [****]

The A321 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****].

3.2.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****]

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****]

3.2.2	An allowance of [****].

3.2.3	An allowance of [****].

CT1001520_Second Amended & Restated LA11L_AAL_A320Family                    LA11L - 3 of 10
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3.2.4    [****].

3.2.5	An allowance of [****].

3.2.6	An allowance of [****].

3.2.7    [****].

3.2.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****]

3.3	Mission Payload [****]

The A321 NEO Aircraft will be capable of carrying a Payload of not less than [****]
[****]

3.3.1	The departure airport conditions [****] are as follows: [****]
The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****]

3.3.2	An allowance of [****].

3.3.3	An allowance of [****].

3.3.4    [****].

3.3.5	An allowance of [****].

3.3.6	An allowance of [****].

3.3.7    [****].

3.3.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]

CT1001520_Second Amended & Restated LA11L_AAL_A320Family                    LA11L - 4 of 10
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e) [****].

3.4	Mission Block Fuel

In carrying a fixed payload of [****] of the A321 NEO Aircraft will be not more than [****]
when the A321 NEO Aircraft is operated as defined here below.

3.4.1	The departure airport conditions are such as to allow the required Take-Off Weight to be used without restriction. [****].

The destination airport conditions are such as to allow the required Landing Weight to be used without restriction. [****].

3.4.2	An allowance of [****].

3.4.3	An allowance of [****].

3.4.4    [****].

3.4.5	An allowance of [****].

3.4.6	An allowance of [****].

3.4.7	Stage distance is defined as the distance [****]. Block fuel is defined as the fuel [****].

3.4.8	At the end of approach and landing [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a) [****]
b) [****]
c) [****]
d) [****]
e) [****].

3.5	The Mission Payload and Block Fuel guarantees are based on an [****] (see Appendix A).

4    MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Seller guarantees a Manufacturer's Weight Empty of the A321 NEO Aircraft as defined in Paragraph 1 above of not more than

[****].

This is the Manufacturer's Weight Empty of the A321 NEO Aircraft as defined in Section 13-10 of the A321 Standard Specification as amended by the SCNs defined in Paragraph 1 above [****] as defined in the Paragraph 8 below.

CT1001520_Second Amended & Restated LA11L_AAL_A320Family                    LA11L - 5 of 10
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5	NOISE GUARANTEE

5.1    Noise Certification
The A321 NEO Aircraft [****]. [****].

5.2	[****] Noise [****].

5.3	Interior Noise in Flight

5.3.1	Cockpit

At a pressure altitude of [****] shall be as follows:

[****]

Noise levels shall be measured [****].

5.3.2	Cabin

At a pressure altitude of [****] shall be as follows:

[****]

Noise levels shall be measured [****].

5.4	Ramp Noise

The APU noise during ground operation of the A321 NEO Aircraft [****]. [****].

6    GUARANTEE CONDITIONS

6.1	The certification requirements for the A321 NEO Aircraft, except where otherwise noted, will be as stated in Section 02 of the Specification.

6.2	For the determination of FAR take-off and landing performance [****].

When establishing take-off performance [****].

6.3    [****].

6.4	Where applicable the Guarantees assume the use of an approved fuel having a density of [****].

6.5	Sound levels are to be specified in decibels (dB), at a reference pressure of [****].

CT1001520_Second Amended & Restated LA11L_AAL_A320Family                    LA11L - 6 of 10
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The definition of dB(A) shall be [****].

The Speech Interference Level (SIL) is defined as [****].

7	GUARANTEE COMPLIANCE

7.1	Compliance with the Guarantees will be demonstrated [****].

7.2	Compliance with the take-off and landing elements of the Guarantees will be demonstrated [****].

7.3	Compliance [****] will be demonstrated by [****].

7.4	Compliance with the Manufacturer's Weight Empty guarantee will be demonstrated [****].

7.5	The [****] will be used to demonstrate compliance with the guarantees of certification noise levels.
The A321 NEO Aircraft will have a [****]. [****].
[****].

7.6	Data [****] will be adjusted as required [****] accordance with established aeronautical practices to show compliance with the Guarantees.

7.7    [****].

7.8	The Seller undertakes to furnish the Buyer with [****] demonstrating compliance with the Guarantees [****].

8    ADJUSTMENT OF GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof (“Rule Change”) by any governmental agency made subsequent to the date of the Agreement and such Rule Change affects the A321 NEO Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change.

8.2	The Guarantees apply to the A321 NEO Aircraft as described in Paragraph 1 above and may be adjusted in the event of:

a)	Any further configuration change which is the subject of an SCN

b)	Changes required to obtain certification which cause changes to the performance or weight of the A321 NEO Aircraft.

9    EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or

CT1001520_Second Amended & Restated LA11L_AAL_A320Family                    LA11L - 7 of 10
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any other document with the exception of the A320 Family NEO Aircraft Performance Retention Guarantee.

10	UNDERTAKING REMEDIES

Should the A321 NEO Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller will [****].

10.1    [****]:

(i) [****].

(ii) [****].

(iii) [****].

10.2    [****].

10.3	The Seller's maximum liability in respect of deficiency in performance of any A321 NEO Aircraft will be [****].

11	DUPLICATE REMEDIES

Except as provided in Paragraph 10, the remedies provided to the Buyer under this Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S. Name: /s/ Airbus S.A.S.
Title: Senior Vice President, Contracts

Accepted and Agreed: AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc. Name: American Airlines, Inc. Title: Vice President and Treasurer

CT1001520_Second Amended & Restated LA11L_AAL_A320Family    LA 11L - 9 of 10

APPENDIX A TO SECOND AMENDED AND RESTATED LETTER AGREEMENT NO. 11L

[****]

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LETTER AGREEMENT NO. 11M
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: A321 XLR AIRCRAFT PERFORMANCE GUARANTEE – [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11M (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_LA11M_AAL_A321XLR                                LA11M - 1 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1	AIRCRAFT CONFIGURATION

The guarantees defined in this Letter Agreement (the “Performance Guarantees”) are applicable to the A321 XLR Aircraft as described in the A321-200NX standard specification [****] for:

-    [****]

-    [****]

hereinafter referred to as the “Performance Specification” without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-Off Field Length guarantee

FAR certified take-off field length at an A321 XLR Aircraft gross weight of [****] at the start of ground run in [****] at Sea Level pressure altitude shall be not more than [****].

2.2	Take-Off Weight guarantee [****]
When the A321 XLR Aircraft is [****]: [****]
the FAR permissible Take-Off Weight shall be not less than [****].

2.3	Take-Off Weight guarantee [****]
When the A321 XLR Aircraft is operated in [****]: [****]
the FAR permissible Take-Off Weight shall be not less than [****].

2.4	Take-Off Weight guarantee [****]
When the A321 XLR Aircraft is operated in [****]: [****]
the FAR permissible Take-Off Weight shall be not less than [****]

2.5	Take-Off Weight guarantee [****]
When the A321 XLR Aircraft is operated in [****]: [****]
the FAR permissible Take-Off Weight shall be not less than [****].

2.6	Landing Field Length guarantee

FAR certified landing field length at an A321 XLR Aircraft gross weight of [****].

CT1001520_LA11M_AAL_A321XLR                                LA11M - 2 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3	MISSION GUARANTEES

3.1	Mission payload [****]

The A321 XLR Aircraft shall be capable of carrying a payload of not less than [****].

3.1.1	Departure airport conditions are assumed [****].
Destination airport conditions are assumed to allow the required landing weight to be used without restriction. [****].

3.1.2	An allowance of [****].

3.1.3	An allowance of [****].

3.1.4    [****].

3.1.5	An allowance of [****].

3.1.6	An allowance of [****].

3.1.7    [****].

3.1.8	At the end of approach and landing, [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.2	Mission Block Fuel [****]

When carrying a fixed payload of [****].

3.2.1	Departure airport conditions are assumed as [****]
Destination airport conditions are assumed to allow the required landing weight to be used without restriction. [****].

3.2.2	An allowance of [****].

3.2.3	An allowance of [****].

3.2.4    [****].

3.2.5	An allowance of [****].

3.2.6	An allowance of [****].

3.2.7    [****]

3.2.8	At the end of approach and landing, [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

CT1001520_LA11M_AAL_A321XLR                                LA11M - 3 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.3	Operating Weight Empty [****]

The mission guarantees as defined in [****].

3.4	Mission payload [****]

The A321 XLR Aircraft shall be capable of carrying a payload of not less than [****].

3.4.1	Departure airport conditions are assumed as [****].
Destination airport conditions are assumed to allow the required landing weight to be used without restriction. [****].

3.4.2	An allowance of [****].

3.4.3	An allowance of [****].

3.4.4    [****].

3.4.5	An allowance of [****].

3.4.6	An allowance of [****].

3.4.7    [****].

3.4.8	At the end of approach and landing, [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****]
f)    [****]

3.5	Mission Block Fuel [****]

When carrying a fixed payload of [****].

3.5.1	Departure airport conditions are assumed as [****].
Destination airport conditions are assumed to allow the required landing weight to be used without restriction. [****].

3.5.2	An allowance of [****].

3.5.3	An allowance of [****].

3.5.4    [****].

3.5.5	An allowance of [****].

CT1001520_LA11M_AAL_A321XLR                                LA11M - 4 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.5.6	An allowance of [****].

3.5.7    [****]

3.5.8	At the end of approach and landing, [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****]
f)    [****]

3.6    Operating Weight Empty [****]

[****].

4	MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Manufacturer's Weight Empty of the A321 XLR Aircraft as defined in the Performance Specification shall be not more than [****].

The Manufacturer’s Weight Empty is as defined in [****] and will be [****].

5	NOISE GUARANTEES

5.1	Exterior Noise
The A321 XLR Aircraft [****]. [****].

5.2	Interior Noise in Flight

5.2.1	Cockpit

At a pressure altitude of [****] shall be as follows:

[****]

Noise levels shall be measured [****].

5.2.2	Cabin

At a pressure altitude of [****] shall be as follows:

[****]

Noise levels shall be measured [****].

5.3	Ramp Noise

CT1001520_LA11M_AAL_A321XLR                                LA11M - 5 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

The APU of the A321 XLR Aircraft [****]:
- [****].
- [****].

6	PERFORMANCE GUARANTEES CONDITIONS

6.1	The performance certification requirements for the A321 XLR Aircraft, except where otherwise stated, are as stated in Section 02 of the Standard Specification.

6.2	For the determination of FAR take-off and landing performance [****].

6.3	When establishing take-off performance [****].

6.4    [****].

6.5	Where applicable the Performance Guarantees assume the use of an approved fuel with a density of [****].

6.6	Sound levels are to be specified in decibels (dB), at a reference pressure of [****].

6.7	The definition of dB(A) shall be [****].

6.8	The Speech Interference Level (SIL) is defined as [****].

6.9    [****].
- If not indicated differently, the [****].

7    PERFORMANCE GUARANTEES COMPLIANCE

7.1	Compliance with the Performance Guarantees shall be demonstrated [****].

7.2	Compliance with the take-off and landing elements of the Performance Guarantees shall be demonstrated [****].

7.3	Compliance with those parts of the Performance Guarantees [****] shall be demonstrated [****].

7.4	Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated [****].

7.5	The [****] shall be used to demonstrate compliance [****].

7.6	Compliance with the APU noise and interior noise guarantees shall be demonstrated [****].

7.7	Data [****] shall be adjusted as required using [****] accordance with established aeronautical practices to show compliance with the Performance Guarantees.

7.8	The Seller undertakes to provide the Buyer with [****] demonstrating compliance with the Performance Guarantees [****].

CT1001520_LA11M_AAL_A321XLR                                LA11M - 6 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

8	ADJUSTMENT OF PERFORMANCE GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof by the Aviation Authority made subsequent to the date of the Agreement (the “Change in Law”), and such a Change in Law affects the A321 XLR Aircraft configuration or performance or both, the Performance Guarantees shall be appropriately modified to reflect the effect of any such change.

8.2	The Performance Guarantees apply to the A321 XLR Aircraft as described in the Performance Specification and may be adjusted in the event of:

a)	Any further configuration change which is the subject of a SCN,

b)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9	EXCLUSIVE PERFORMANCE GUARANTEES

The Performance Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Performance Specification or any other document.

10	UNDERTAKING REMEDIES

10.1	Should an A321 XLR Aircraft fail to meet the Performance Guarantees specified in this Letter Agreement, the Seller shall [****].

10.2    [****]:

10.2.1    [****].

10.2.2    [****].

10.2.3    [****].

10.3	In the event the Seller [****].

10.4	The Seller's maximum liability in respect of deficiency in performance of an A321 XLR Aircraft shall be [****].

11    DUPLICATE REMEDIES

Except as provided in Paragraph 10, the remedies provided to the Buyer under this Performance Guarantee are not cumulative of any other remedies provided to the Buyer under any other warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12    ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

CT1001520_LA11M_AAL_A321XLR                                LA11M - 7 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

13	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1001520_LA11M_AAL_A321XLR                                LA11M - 1 of 11

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S. Name: /s/ Airbus S.A.S.
Title: Senior Vice President, Contracts

Accepted and Agreed: AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc._ Name: American Airlines, Inc. Title: Vice President and Treasurer

CT1001520_LA11M_AAL_A321XLR                                LA11M - 2 of 11

APPENDIX A TO LETTER AGREEMENT NO. 11M

[****]

CT1001520_LA11M_AAL_A321XLR                                LA11M - 1 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

APPENDIX B TO LETTER AGREEMENT NO. 11N

[****]

CT1001520_LA11M_AAL_A321XLR                                LA11M - 2 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

LETTER AGREEMENT NO. 11N
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: A321 XLR AIRCRAFT PERFORMANCE GUARANTEE – [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11N (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_LA11N_AAL_A321XLR                                LA11N - 1 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

1	AIRCRAFT CONFIGURATION

The guarantees defined in this Letter Agreement (the “Performance Guarantees”) are applicable to the A321 XLR Aircraft as described in the A321-200NX standard specification [****] for:

-    [****]

-    [****]

hereinafter referred to as the “Performance Specification” without taking into account any further changes thereto as provided in the Agreement.

2	GUARANTEED PERFORMANCE

2.1	Take-Off Field Length guarantee

FAR certified take-off field length at an A321 XLR Aircraft gross weight of [****] at the start of ground run in [****] at Sea Level pressure altitude shall be not more than [****].

2.2	Take-Off Weight guarantee [****]
When the A321 XLR Aircraft is operated in [****]: [****]
the FAR permissible Take-Off Weight shall be not less than [****].

2.3	Take-Off Weight guarantee [****]
When the A321 XLR Aircraft is operated in [****]: [****]
[****]

the FAR permissible Take-Off Weight shall be not less than a [****].

2.4	Take-Off Weight guarantee [****]

When the A321 XLR Aircraft is operated in [****]: [****]
the FAR permissible Take-Off Weight shall be not less than [****].

2.5	Take-Off Weight guarantee [****]

When the A321 XLR Aircraft is operated in [****]: [****]
the FAR permissible Take-Off Weight shall be not less than [****].

2.6	Landing Field Length guarantee

FAR certified landing field length at an A321 XLR Aircraft gross weight of [****].

CT1001520_LA11N_AAL_A321XLR                                LA11N - 2 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3	MISSION GUARANTEES

3.1	Mission payload [****]

The A321 XLR Aircraft shall be capable of carrying a payload of not less than [****].

3.1.1	Departure airport conditions are assumed [****].
Destination airport conditions are assumed to allow the required landing weight to be used without restriction. [****].

3.1.2	An allowance of [****].

3.1.3	An allowance of [****].

3.1.4    [****].

3.1.5	An allowance of [****].

3.1.6	An allowance of [****].

3.1.7    [****].

3.1.8	At the end of approach and landing, [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.2	Mission Block Fuel [****]

When carrying a fixed payload of [****].

3.2.1	Departure airport conditions are assumed as [****]
Destination airport conditions are assumed to allow the required landing weight to be used without restriction. [****].

3.2.2	An allowance of [****].

3.2.3	An allowance of [****].

3.2.4    [****].

3.2.5	An allowance of [****].

3.2.6	An allowance of [****].

3.2.7    [****]

CT1001520_LA11N_AAL_A321XLR                                LA11N - 3 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.2.8	At the end of approach and landing, [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].

3.3	Operating Weight Empty [****]

The mission guarantees as defined in [****].

3.4	Mission payload [****]

The A321 XLR Aircraft shall be capable of carrying a payload of not less than a [****].

3.4.1	Departure airport conditions are assumed as [****]
Destination airport conditions are assumed to allow the required landing weight to be used without restriction. [****].

3.4.2	An allowance of [****].

3.4.3	An allowance of [****].

3.4.4    [****].

3.4.5	An allowance of [****].

3.4.6	An allowance of [****].

3.4.7    [****].

3.4.8	At the end of approach and landing, [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****]
f)    [****]

CT1001520_LA11N_AAL_A321XLR                                LA11N - 4 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

3.5	Mission Block Fuel [****]

When carrying a fixed payload of [****].

3.5.1	Departure airport conditions are assumed as [****]
Destination airport conditions are assumed to allow the required landing weight to be used without restriction. [****].

3.5.2	An allowance of [****].

3.5.3	An allowance of [****].

3.5.4    [****].

3.5.5	An allowance of [****].

3.5.6	An allowance of [****].

3.5.7    [****]

3.5.8	At the end of approach and landing, [****] of fuel will remain in the tanks. This represents the estimated fuel required for:

a)    [****]
b)    [****]
c)    [****]
d)    [****]
e)    [****].
f)    [****]

3.6    Operating Weight Empty [****]

[****].

4    MANUFACTURER'S WEIGHT EMPTY GUARANTEE

The Manufacturer's Weight Empty of the A321 XLR Aircraft as defined in the Performance Specification shall be not more than [****].

The Manufacturer’s Weight Empty is as defined in [****] and will be [****].

5    NOISE GUARANTEES

5.1	Exterior Noise
The A321 XLR Aircraft [****]. [****].

5.2	Interior Noise in Flight

5.2.1	Cockpit

CT1001520_LA11N_AAL_A321XLR                                LA11N - 5 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

At a pressure altitude of [****] shall be as follows: [****]
Noise levels shall be measured [****].

5.2.2	Cabin
At a pressure altitude of [****] shall be as follows: [****]
Noise levels shall be measured [****].

5.3	Ramp Noise

The APU of the A321 XLR Aircraft [****]:
- [****].
- [****].

6	PERFORMANCE GUARANTEES CONDITIONS

6.1	The performance certification requirements for the A321 XLR Aircraft, except where otherwise stated, are as stated in Section 02 of the Standard Specification.

6.2	For the determination of FAR take-off and landing performance [****].

6.3	When establishing take-off performance [****].

6.4    [****].

6.5	Where applicable the Performance Guarantees assume the use of an approved fuel with a density of [****].

6.6	Sound levels are to be specified in decibels (dB), at a reference pressure of [****].

6.7	The definition of dB(A) shall be [****].

6.8	The Speech Interference Level (SIL) is defined as [****].

6.9    [****].
- If not indicated differently, [****].

7    PERFORMANCE GUARANTEES COMPLIANCE

7.1	Compliance with the Performance Guarantees shall be demonstrated [****].

7.2	Compliance with the take-off and landing elements of the Performance Guarantees shall be demonstrated [****].

7.3	Compliance with those parts of the Performance Guarantees [****] shall be demonstrated [****].

7.4	Compliance with the Manufacturer's Weight Empty guarantee shall be demonstrated [****].

CT1001520_LA11N_AAL_A321XLR                                LA11N - 6 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

7.5	The [****] shall be used to demonstrate compliance [****].

7.6	Compliance with the APU noise and interior noise guarantees shall be demonstrated [****].

7.7	Data [****] shall be adjusted as required using [****] accordance with established aeronautical practices to show compliance with the Performance Guarantees.

7.8	The Seller undertakes to provide the Buyer with [****] demonstrating compliance with the Performance Guarantees [****].

8	ADJUSTMENT OF PERFORMANCE GUARANTEES

8.1
In the event of any change to any law, governmental regulation or requirement or interpretation thereof by the Aviation Authority made subsequent to the date of the Agreement (the “Change in Law”), and such a Change in Law affects the A321 XLR Aircraft configuration or performance or both, the Performance Guarantees shall be appropriately modified to reflect the effect of any such change.

8.2	The Performance Guarantees apply to the A321 XLR Aircraft as described in the Performance Specification and may be adjusted in the event of:

a)	Any further configuration change which is the subject of a SCN,

b)	Variation in actual weights of items defined in Section 13-10 of the Standard Specification.

9	EXCLUSIVE PERFORMANCE GUARANTEES

The Performance Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Performance Specification or any other document.

10	UNDERTAKING REMEDIES

10.1	Should an A321 XLR Aircraft fail to meet the Performance Guarantees specified in this Letter Agreement, the Seller shall [****].

10.2    [****]:

10.2.1    [****].

10.2.2    [****].

10.2.3    [****].

10.3	In the event the Seller [****].

10.4	The Seller's maximum liability in respect of deficiency in performance of an A321 XLR Aircraft shall be [****].

11    DUPLICATE REMEDIES

Except as provided in Paragraph 10, the remedies provided to the Buyer under this Performance Guarantee are not cumulative of any other remedies provided to the Buyer under any other

CT1001520_LA11N_AAL_A321XLR                                LA11N - 7 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

warranty or guarantee contained in the Agreement and the Buyer will not be entitled to duplicate remedies with respect to any single defect or costs incurred for any single defect.

12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

13	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1001520_LA11N_AAL_A321XLR                                LA11N - 1 of 11

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:	/s/ Airbus S.A.S. Name: /s/ Airbus S.A.S.
Title: Senior Vice President, Contracts

Accepted and Agreed: AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.
Name: American Airlines, Inc. Title: Vice President and Treasurer

CT1001520_LA11N_AAL_A321XLR                                LA11N - 2 of 11

APPENDIX A TO LETTER AGREEMENT NO. 11N

[****]

CT1001520_LA11N_AAL_A321XLR                                LA11N - 1 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

APPENDIX B TO LETTER AGREEMENT NO. 11N

[****]

CT1001520_LA11N_AAL_A321XLR                                LA11N - 2 of 11
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

AMENDED AND RESTATED LETTER AGREEMENT NO. 16
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”), which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 16 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft. Letter Agreement No. 16 dated as of July 20, 2011 to the Agreement is hereby amended and restated to read in its entirety as set forth herein.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1001520_Amended & Restated LA16_AAL_A320Family    LA16 - 1 of 7

1    MSCNs [****]

[****].

2    A321 XLR [****]

2.1	If the Buyer [****]:

[****]

[****]

[****].

2.2	If the Buyer [****]:

[****]

[****]

[****].

3    A321 XLR [****]

3.1	The Seller hereby grants the Buyer the [****]:

(i)	All the A321 XLR Aircraft [****];

(ii)	The Buyer [****].

(iii)	[****].

[****].

(iv)	No later than [****]. [****].
[****].

(v)	Without prejudice to [****].

With respect to the definition of the [****].

(vi)	The Seller shall [****].

3.2	For the avoidance of doubt, the [****].

3.3    [****].

CT1001520_Amended & Restated LA16_AAL_A320Family    LA16 - 2 of 7 [****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

4	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

CT1001520_Amended & Restated LA16_AAL_A320Family                        LA16 - 3 of 7

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:     /s/ Airbus S.A.S.

Its:    Senior Vice President, Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.

Its:    Vice President and Treasurer

CT1001520_Amended & Restated LA16_AAL_A320Family                        LA16 - 4 of 7

[****]

[****]

[****]

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[****]

[****]

[****]

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LETTER AGREEMENT NO. 18
TO THE A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of July 20, 2011

As of June 19, 2019

American Airlines, Inc.
4333 Amon Carter Boulevard Fort Worth, Texas 76155

Re: A321XLR PROGRAM [****]

Dear Ladies and Gentlemen,

American Airlines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an A320 Family Aircraft Purchase Agreement dated as of July 20, 2011 (as supplemented and amended by the other letter agreements, and as otherwise supplemented, amended or modified from time to time, the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase or lease by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 18 (this “Letter Agreement”) certain additional terms and conditions regarding the sale or lease of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1	A321XLR DEVELOPMENT [****]

1.1	Until certification of the A321-200NX XLR model aircraft has been achieved by the Seller, [****], [****]. This [****] will be [****]:

(a)    [****];

(b)    [****];

(c)    [****]; and

(d)    [****].

1.2	The [****] that the Seller [****] under this Letter Agreement will include, at a minimum, the following elements pertaining to the A321-200NX XLR model aircraft:

(i)    [****];

(ii)    [****];

(iii)    [****];

(iv)    [****];

(v)    [****];

(vi)    [****];

(vii)    [****];

(viii)    A written [****].

1.3	If the Buyer [****].

1.4	The Seller will notify the Buyer promptly in writing [****].

1.5    [****].

2    A321 XLR [****]

2.1    A321 XLR [****]

2.1.1    [****]:

(i)    [****], and

(ii)    [****].

2.1.2	With respect only to the [****]:

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(i)    [****]; or

(ii)    [****]; or

(iii)    [****]; or

(iv)    [****]; or

(v)    [****].

2.1.3	For purposes of this Paragraph 2.1, [****]:

(i)	Upon Seller determining that [****].

(ii)	Upon Seller determining that [****].

(iii)	Upon Seller determining that [****].

2.1.4	The A321 XLR [****] is subject to the following conditions:

(i)    The A321 XLR [****];

(ii)	In connection with the Buyer’s [****];

(iii)	Any [****];

(iv)	Any A321 XLR Aircraft [****].

2.1.5	For purposes of this Paragraph 2.1, each of the following [****]:

(i)	[****];
(ii)    [****];

(iii)    [****];

2.1.6	For purposes of this Paragraph 2.1, [****] means:

(i)	As related to the [****];

(ii)	As related to the [****];

(iii)	As related to the [****].

2.1.7	In the event that the Buyer [****].

2.2	In the event that there is a [****]:

(a)	[****];

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(b) [****]; and

(c) [****].

2.3	The Buyer’s [****]:

(i)	[****], or
(ii) [****].

2.4	For avoidance of doubt, [****]

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 21.5 or 21.6 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours, AIRBUS S.A.S.

By:     /s/ Airbus S.A.S.

Its:    Senior Vice President, Contracts

Accepted and Agreed AMERICAN AIRLINES, INC.

By:     /s/ American Airlines, Inc.

Its:    Vice President and Treasurer

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[****]

[****]

[****]

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